UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2006 (February 27, 2006)

Commission File Number	Exact name of registrant as specified in its charter, state of incorporation, address of principal offices, telephone	I.R.S. Employer Identification Number
1-16305	PUGET ENERGY, INC. A Washington Corporation 10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591 (425) 454-6363	91-1969407

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2006, the Compensation and Leadership Development Committee of the Board of Directors of Puget Energy, Inc. approved the form of Performance-Based Restricted Stock Award Agreement for use in connection with grants of performance-based restricted stock under the Puget Energy, Inc. 2005 Long-Term Incentive Plan. The form of Performance-Based Restricted Stock Award Agreement is filed as an exhibit to this report.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.  Description

10.1   Form of Performance-Based Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

By: /s/ Jennifer L. O'Connor
Jennifer L. O'Connor
Date: February 28, 2006	Senior Vice President General Counsel and Chief Ethics and Compliance Officer